UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23086

WP Trust
(Exact name of registrant as specified in charter)

127 NW 13th Street Suite 13, Boca Raton, FL 33432
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange St., Wilmington, DE 19801
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 950-9112

Date of fiscal year end: February 28

Date of reporting period: February 28, 2026

Item 1. Reports to Stockholders.

IPS Strategic Capital Absolute Return Fund

Institutional Class

TICKER: IPSAX

Annual Shareholder Report

February 28, 2026

This annual shareholder report contains important information about IPS Strategic Capital Absolute Return Fund (the "Fund") for the period of March 1, 2025 to February 28, 2026. You can find additional information about the Fund at https://investpsfunds.com. You can also request this information by contacting us at 1-866-959-9260.

What were the Fund costs for the year?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
IPS Strategic Capital Absolute Return Fund	$153	1.47%
Management's Discussion of Fund Performance

The Fund's overall performance has been strong for the fiscal year ended February 28, 2026, driven by the deliberate construction of a portfolio that combines high positive gamma with low net theta cost — a pairing that is structurally rare and operationally difficult to maintain, but one that delivered meaningful advantages across the full range of market conditions experienced during the year. By simultaneously managing vega exposure as a dynamic variable rather than a static byproduct, the Adviser was able to respond to shifting volatility regimes in real time, positioning the portfolio to benefit whether the market was pricing fear in or pricing it out.

High Gamma, Low Theta — The Core Structural Advantage

Conventional options portfolios force a tradeoff: high positive gamma — the mechanism that causes a portfolio's market sensitivity to rise in rallies and fall in drawdowns — typically comes at the cost of significant time decay. Owning gamma means paying theta. For most funds, that theta drag becomes a persistent headwind that erodes returns in quiet, range-bound markets.

The Adviser structured the portfolio to break this tradeoff. By financing long gamma exposure through the strategic use of Treasury Bills and OCC-cleared box spreads — which monetize prevailing interest rates to fund synthetic long positions in calls and puts — the portfolio maintained robust positive gamma without bearing the full theta burden that would ordinarily accompany it. The result was a portfolio that could participate aggressively in directional moves in either direction while incurring minimal time-decay cost during periods of low realized volatility.

Additionally, the Adviser employed put bear ratio spreads when elevated VIX levels justified the structure. These spreads generate positive theta — meaning the portfolio actually earns time decay rather than paying it — while simultaneously providing downside protection through negative delta. This use of elevated implied volatility to harvest premium converted what is normally a cost center (downside hedging) into a net contributor to daily carry. The combination of financed long gamma and positive theta from ratio spreads allowed the Fund to achieve a risk profile that is additive across multiple market environments simultaneously.

Dynamic Vega Management — Rebalancing to the VIX

Vega — the portfolio's sensitivity to changes in implied volatility — was managed as an active lever, not a residual. The Adviser's approach treats the VIX not merely as a fear gauge but as a pricing signal that determines where vega exposure should be concentrated, reduced, or restructured entirely.

When the VIX was elevated, the portfolio was positioned with a net short vega bias in the near term: implied volatility was high relative to realized volatility, making it advantageous to be a seller of premium at the margin. The put bear ratio spreads described above are one expression of this — by overwriting into elevated vol, the Adviser collected inflated premium while retaining the long gamma core that provides structural protection against a genuine tail event.

When the VIX compressed toward lower levels, the Adviser reduced short vega exposure and allowed the long gamma structure to express itself more fully. In low-volatility environments, long gamma becomes cheaper to carry relative to its payoff in a volatility expansion — so the portfolio was positioned to benefit from a mean-reversion spike while not sacrificing daily carry to do so.

This continuous rebalancing of vega to the level of the VIX created a portfolio that was, in effect, its own volatility regime manager. Rather than being caught long vega into a vol crush or short vega into a spike, the structure adapted. The gamma profile ensured that delta — and therefore beta — automatically adjusted with market direction, while the vega rebalancing ensured that the portfolio's sensitivity to changes in implied volatility was always calibrated to what the market was offering.

Beta Management as an Output, Not an Input

One consequence of maintaining a high positive gamma portfolio is that beta management becomes largely self-executing. Gamma is the mechanism by which a portfolio's market sensitivity rises during uptrends and falls during downtrends — precisely the behavior an active manager would want to engineer manually. The Adviser reinforced this by actively monitoring and rebalancing beta at key inflection points, increasing exposure during early-stage rebounds and reducing it as momentum matured. This prevented the Fund from being caught in the momentum traps that penalize static or trend-following strategies at cycle turns.

Conclusion

The successful integration of high positive gamma, low net theta, and dynamically rebalanced vega produced a portfolio that captured more of the upside during market rallies, limited drawdown exposure during dislocations, and maintained positive carry across the range of volatility environments encountered during the year. The Fund ranked above the median of its comparable peer group — an outcome that reflects not a single favorable market condition but a structural approach designed to perform across conditions.

The Adviser remains committed to this framework, and will continue to calibrate vega, gamma, and theta positioning to the prevailing opportunity set as volatility regimes evolve.

How did the Fund perform since Inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	One Year	Five Years	Inception (04/15/2016)
IPS Strategic Capital Absolute Return Fund	8.04%	7.50%	6.51%
S&P 500® Index	16.99%	14.19%	14.82%
Fund Statistics
Net Assets ($)	$52,494,426
Number of Portfolio Holdings	46
Portfolio Turnover Rate (%)	116%
Total Advisory Fees Paid ($)	$521,035
What did the Fund invest in?
Sectors (% of net assets)

* Net Cash represents money market funds and other assets in excess of liabilities.

Availability of Additional Information about the Fund

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit https://investpsfunds.com.

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-866-959-9260 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 2/28/2026	FYE 2/28/2025
Audit Fees	$16,800	$16,800
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$5,000
All Other Fees	$750	$750

Nature of Tax Fees: includes fees for services performed with respect to tax compliance.
All Other Fees: Review of Semi-Annual Financials and Form N-CSR Review.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted preapproval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees		FYE 2/28/2026	FYE 2/28/2025
Registrant		$5,750	$5,750
Registrant’s Investment Adviser		$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

IPS Strategic Capital Absolute Return Fund
			Schedule of Investments
			February 28, 2026
Shares			Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS
Equity Funds
1	State Street SPDR S&P 500 ETF		$ 686
Ultrashort Bond
52,130	Alpha Architect 1-3 Month Box ETF +		6,038,218
Total for Exchange Traded Funds (Cost $6,000,178)			6,038,904	11.50%

MONEY MARKET FUNDS
809,167	Federated Hermes Government Obligations Fund		809,167
Institutional Class - 3.54% **			809,167	1.54%
Total for Money Market Funds (Cost $809,167)

CALL/PUT OPTIONS PURCHASED		Notional
Expiration Date/Exercise Price	Contracts	Amount	Fair Value	% of Net Assets

Call Options Purchased
Cboe S&P 500 Index *
March 5, 2026 Call @ $5,400	113	$ 61,020,000	16,669,760
March 20, 2026 Call @ $5,000	28	14,000,000	5,270,160
April 17, 2026 Call @ $5,000	25	12,500,000	4,746,500
May 15, 2026 Call @ $5,000	40	20,000,000	7,668,800
June 18, 2026 Call @ $5,000	40	20,000,000	7,748,600
July 17, 2026 Call @ $5,000	1	500,000	195,715
July 17, 2026 Call @ $6,000	29	17,400,000	2,984,390
August 21, 2026 Call @ $6,000	30	18,000,000	3,201,150
Global X Copper Miners ETF *
January 15, 2027 Call @ $90	1000	9,000,000	2,065,000
iShares Silver Trust ETF *
January 15, 2027 Call @ $84	1200	10,080,000	2,664,000
June 17, 2027 Call @ $80	600	4,800,000	1,518,000
SPDR Gold Shares ETF *
January 15, 2027 Call @ $475	600	28,500,000	3,607,500
Total Call Options Purchased (Premiums Paid $52,503,886)		215,800,000	58,339,575

Put Options Purchased
Cboe S&P 500 Index *
March 20, 2026 Put @ $6,000	28	16,800,000	20,020
March 31, 2026 Call @ $6,745	100	67,450,000	853,300
March 31, 2026 Call @ $6,760	50	33,800,000	445,000
April 17, 2026 Put @ $6,000	25	15,000,000	65,375
April 17, 2026 Put @ $6,220	200	124,400,000	771,000
April 17, 2026 Put @ $6,990	120	83,880,000	2,300,400
May 15, 2026 Put @ $6,000	40	24,000,000	184,600
June 18, 2026 Put @ $6,000	40	24,000,000	279,600
July 17, 2026 Put @ $7,000	30	21,000,000	885,150
August 21, 2026 Put @ $7,000	30	21,000,000	982,650
Total Put Options Purchased (Premiums Paid $8,409,495)		431,330,000	6,787,095

Total Options Purchased (Premiums Paid $60,913,381)		$ 647,130,000	65,126,670	124.07%
Total Investments (Cost $67,722,726)			71,974,741	137.11%

Liabilities in Excess of Other Assets			(19,480,315)	-37.11%

Net Assets			$ 52,494,426	100.00%

* Non-Income Producing Securities.
** The rate shown represents the 7-day yield at February 28, 2026.
+ Portion or all of the security is pledged as collateral for options written.
The accompanying notes are an integral part of these financial statements.

IPS Strategic Capital Absolute Return Fund
	Schedule of Options Written
	February 28, 2026
CALL/PUT OPTIONS WRITTEN		Notional
Expiration Date/Exercise Price	Contracts	Amount	Fair Value

Call Options Written
Cboe S&P 500 Index *
March 20, 2026 Call @ $6,000	28	$ 16,800,000	$ 2,491,860
April 17, 2026 Call @ $6,000	25	15,000,000	2,308,375
May 15, 2026 Call @ $6,000	40	24,000,000	3,830,200
June 18, 2026 Call @ $6,000	40	24,000,000	3,983,000
July 17, 2026 Call @ $7,000	30	21,000,000	752,250
August 21, 2026 Call @ $7,000	30	21,000,000	905,550
Global X Copper Miners ETF *
January 15, 2027 Call @ $41	500	2,050,000	2,820,000
iShares Silver Trust ETF *
January 15, 2027 Call @ $41	600	2,460,000	2,754,000
June 17, 2027 Call @ $37.50	300	1,125,000	1,486,500
SPDR Gold Shares ETF *
January 15, 2027 Call @ $365	300	10,950,000	4,069,500
Total Call Options Written (Premiums Received $21,797,296)		138,385,000	25,401,235

Put Options Written
Cboe S&P 500 Index *
March 20, 2026 Put @ $5,000	28	14,000,000	3,570
March 31, 2026 Put @ $6,280	75	47,100,000	200,250
March 31, 2026 Put @ $6,295	150	94,425,000	411,150
April 17, 2026 Put @ $5,000	25	12,500,000	17,125
April 17, 2026 Put @ $5,920	300	177,600,000	687,000
April 17, 2026 Put @ $6,515	180	117,270,000	1,231,200
May 15, 2026 Put @ $5,000	40	20,000,000	57,200
June 18, 2026 Put @ $5,000	40	20,000,000	94,800
July 17, 2026 Put @ $5,000	1	500,000	3,195
July 17, 2026 Put @ $6,000	29	17,400,000	256,940
August 21, 2026 Put @ $6,000	30	18,000,000	335,250
Total Put Options Written (Premiums Received $3,871,117)		538,795,000	3,297,680

Total Options Written (Premiums Received $25,668,413)		$ 677,180,000	$ 28,698,915

* Non-Income Producing Securities.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

IPS Strategic Capital Absolute Return Fund

Statement of Assets and Liabilities
February 28, 2026

Assets:
Investments at Fair Value*	$ 71,974,741
Deposit at Broker for Options Written	9,282,737
Dividends and Interest Receivable	10,565
Prepaid Expenses	5,260
Total Assets	81,273,303
Liabilities:
Options Written at Fair Value (Premiums Received $25,668,413)	28,698,915
Payable to Adviser	40,627
Payable to Administrator	2,805
Payable to Trustees	2,000
Other Accrued Expenses	34,530
Total Liabilities	28,778,877
Net Assets	$ 52,494,426

Net Assets Consist of:
Paid In Capital	$ 52,452,495
Total Distributable Earnings (Accumulated Deficit)	41,931
Net Assets	$ 52,494,426

Net Asset Value, Offering and Redemption Price	$ 10.04

* Investments at Identified Cost	$ 67,722,726

Shares Outstanding (Unlimited number of shares	5,229,207
authorized without par value)

The accompanying notes are an integral part of these financial statements.

IPS Strategic Capital Absolute Return Fund

Statement of Operations
For the fiscal year ended February 28, 2026

Investment Income:
Dividends	$ 453,184
Interest	171,054
Total Investment Income	624,238
Expenses:
Management Fees	521,035
Portfolio Software Fees	59,918
Fund Accounting & Transfer Agent Fees	45,570
Administration Expense	36,639
Audit Fees	23,300
Legal Fees	19,512
Miscellaneous Expense	15,519
Compliance Officer Expense	11,965
Custody Fees	8,238
Registration Expense	7,851
Trustees Fees	6,600
Insurance Expense	4,571
Printing and Postage Expense	3,285
Interest Expense	2,026
Total Expenses	766,029

Net Investment Income (Loss)	(141,791)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	5,556
Net Realized Gain (Loss) on Options Purchased	5,331,233
Net Realized Gain (Loss) on Options Written	(2,144,969)
Net Change in Unrealized Appreciation (Depreciation) on Investments	37,481
Net Change in Unrealized Appreciation (Depreciation) on Options Purchased	4,231,905
Net Change in Unrealized Appreciation (Depreciation) on Options Written	(3,439,289)
Net Realized and Unrealized Gain (Loss) on Investments	4,021,917

Net Increase (Decrease) in Net Assets from Operations	$ 3,880,126

The accompanying notes are an integral part of these financial statements.

IPS Strategic Capital Absolute Return Fund

Statements of Changes in Net Assets

	3/1/2025	3/1/2024
	to	to
	2/28/2026	2/28/2025
From Operations:
Net Investment Income (Loss)	$ (141,791)	$ 131,558
Net Realized Gain (Loss) on Investments and Options
Contracts	3,191,820	9,125,437
Net Change in Unrealized Appreciation (Depreciation)
on Investments and Options Contracts	830,097	(3,258,344)
Net Increase (Decrease) in Net Assets from Operations	3,880,126	5,998,651

From Distributions to Shareholders:	(6,236,121)	(6,564,210)

From Capital Share Transactions:
Proceeds From Sale of Shares	9,358,822	5,511,790
Shares Issued on Reinvestment of Dividends	6,195,451	6,564,210
Cost of Shares Redeemed	(15,966,549)	(6,451,311)
Net Increase (Decrease) from Shareholder Activity	(412,276)	5,624,689

Net Increase (Decrease) in Net Assets	(2,768,271)	5,059,130

Net Assets at Beginning of Year	55,262,697	50,203,567

Net Assets at End of Year	$52,494,426	$55,262,697

Share Transactions:
Issued	890,968	495,344
Reinvested	609,789	609,490
Redeemed	(1,456,442)	(568,433)
Net Increase (Decrease) in Shares	44,315	536,401

The accompanying notes are an integral part of these financial statements.

IPS Strategic Capital Absolute Return Fund

Financial Highlights

Selected data for a share outstanding throughout the year:
	3/1/2025	3/1/2024		3/1/2023	3/1/2022	3/1/2021
	to	to		to	to	to
	2/28/2026	2/28/2025		2/29/2024	2/28/2023	2/28/2022

Net Asset Value - Beginning of Year	$ 10.66	$ 10.80		$ 8.99	$ 10.89	$ 10.74
Net Investment Income (Loss) (a)	(0.03)	0.03		(0.01)	(0.01)	(0.07)
Net Gain (Loss) on Investments (Realized and Unrealized)	0.91	1.30		1.82	(0.82)	0.83
Total from Investment Operations	0.88	1.33		1.81	(0.83)	0.76

Distributions (From Net Investment Income)	(0.03)	-	+	-	-	-
Distributions (From Capital Gains)	(1.47)	(1.47)		-	(1.07)	(0.61)
Total Distributions	(1.50)	(1.47)		-	(1.07)	(0.61)

Net Asset Value - End of Year	$ 10.04	$ 10.66		$ 10.80	$ 8.99	$ 10.89

Total Return (b)	8.04%	12.20%		20.13%	(7.59)%	6.70%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 52,494	$ 55,263		$ 50,204	$ 42,331	$ 66,666

Ratio of Expenses to Average Net Assets (c) (e)	1.47%	1.45%		1.53%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average
Net Assets (c) (d) (e)	(0.27)%	0.25%		(0.12)%	(0.12)%	(0.56)%

Portfolio Turnover Rate	115.54%	104.54%		2.45%	453.75%	0.00%

+ Less than $0.005/0.005% per share.
(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvest-
ment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Ratios do not include expenses of the investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies ("ETFs") in which the Fund invests.
(e) The ratios include 0.00%, 0.00%, 0.00%, 0.06%, and 0.00% of interest expense during fiscal years ended February 28, 2026,
February 28, 2025, February 29, 2024, February 28, 2023, and February 28, 2022, respectively.
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
IPS STRATEGIC CAPITAL ABSOLUTE RETURN FUND
February 28, 2026

1.) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The IPS Strategic Capital Absolute Return Fund (the “Fund”) is a series of WP Trust (the “Trust”). The Trust was organized on June 4, 2015, as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). As of February 28, 2026, there were two series authorized by the Trust. The Fund is a non-diversified Fund. As a non-diversified Fund, the Fund may invest a significant portion of its assets in a small number of companies. The Fund’s investment objective is total return. The Fund’s investment adviser is IPS Strategic Capital, Inc. (the “Adviser”). The Fund has three classes of shares, Class A, Class C and Institutional Class shares. Currently, only the Institutional Class shares are being offered for sale. The Institutional Class shares commenced operations on April 15, 2016.

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principals generally accepted in the United States of America ("GAAP").

The Fund follows the significant accounting policies described in this section.

REPORTING SEGMENTS: The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statement of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and his role, the Chief Investment Officer at the Adviser is deemed to be the Chief Operating Decision Maker.

SHARE VALUATION: The net asset value (“NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. For the Institutional Class, the offering price and redemption price per share is equal to the NAV per share.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 2.

OPTIONS: The Fund’s option strategy consists of selling and purchasing put and call options on equity indices and exchange traded funds (“ETFs”). The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund's participation in equity market gains. The Fund’s Adviser seeks to reduce the overall volatility of returns by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By selling call options on equity securities or indices, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the sold call options, but continues to bear the risks of declines in the value of the markets, including the underlying indices for the puts as well, if different, as the securities that are held by the Fund. The premium received from the sold options may not be sufficient to offset any losses sustained from the volatility of the underlying equity indices over time.

The Fund will incur a loss as a result of a written option (also referred to as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Please refer to the Fund’s prospectus for a full listing of risks associated with these instruments.

ETFs AND MONEY MARKET FUNDS: The Fund may invest in ETFs and money market mutual funds (“MM Funds”). An ETF is a fund that may hold a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. Some ETF portfolios are designed to track the performance of an index and it is possible the ETF’s performance may not closely track its index. Additionally, the shares of many ETFs frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any ETFs purchased by the Fund will not change. For further information on how the Fund values the Underlying Funds, see Note 2.

ETFs and MM Funds incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses; and ETF and MM Fund shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs and MM Funds. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and MM Funds in which the Fund invests in addition to the Fund’s direct fees and expenses.

SHORT SALES OF SECURITIES: The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short-sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. The Fund then sells the borrowed security to a buyer in the market. The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss, unlimited in size, as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

In addition, the Fund may make short sales “against the box” (i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short, or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

FUTURES CONTRACTS: The Fund may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. To the extent the Fund enters into a futures contract, it will deposit with the broker cash, cash equivalents or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked to market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value to maintain its appropriate margin balance. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its long positions in equity securities that might otherwise result. When the Fund is not fully invested in equity securities and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of equity securities that it intends to buy. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

FEDERAL INCOME TAXES: The Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of and during the fiscal year ended February 28, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the Statement of Operations. During the fiscal year ended February 28, 2026, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

In addition, GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations, including federal tax authorities and certain state tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

In December 2023, the FASB issued Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. As a result of the Fund's continued compliance with the IRC requirements of regulated investment companies and the Fund's lack of direct exposure to foreign withholding taxes on dividends received, management has determined that there is no material impact of the ASU on the Fund's financial statements.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund's relative net assets or another appropriate basis (as determined by the Board of Trustees (the “Board”)).

OTHER: Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds using the identified cost method. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income and interest expenses, if any, are recognized on an accrual basis. Discounts and premiums on fixed income securities purchased are accreted or amortized over the life of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.) SECURITIES VALUATIONS
PROCESSES AND STRUCTURE: The Fund’s Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Valuation Designee to apply those guidelines in determining fair value prices, subject to review by the Board.

HIERARCHY OF FAIR VALUE INPUTS: The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s best information about the assumptions a market participant would use in valuing the assets or liabilities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (ETFs). Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price on the primary exchange or market on which the security trades. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. In the event of a short sale of an equity security, lacking a last sale price, an equity security is generally valued by the pricing service at its last ask price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid or ask, it is generally categorized as a level 2 security. When market quotations are not readily available or when a Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued pursuant to the fair value pricing procedures and are categorized as level 2 or level 3, as appropriate.

Money market funds. Money market funds are valued at net asset value and are classified in Level 1 of the fair value hierarchy.

Derivative instruments. Listed derivatives, including purchased options and written options, will be valued at the mean of the bid and ask price on the primary exchange on which the option trades and are categorized as level 1 of the fair value hierarchy. If there is not a bid and ask price on the primary exchange on which the option trades, or if the Valuation Designee determines that the mean of the bid and ask price does not accurately reflect the current value, the option will be valued at fair value as determined under the fair value pricing procedures and may be categorized as level 2 or level 3, as appropriate.

Fixed income securities. Fixed income securities, including government securities denominated in U.S. dollars, valued using market quotations in an active market, will be categorized as level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as level 2 securities.

In accordance with the Trust's Valuation and Fair Value Pricing Policies and Procedures, the Fund's Valuation Committee, which includes the Valuation Designee, shall consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by a Fund's Valuation Committee is the price at which the security could reasonably be sold in a current market transaction. Methods that are in accord with this principle may, for example, be based on a multiple of earnings; a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or yield to maturity and credit spread with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following tables summarize the inputs used to value the Fund's assets and liabilities measured at fair value as of February 28, 2026.

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 6,038,904	$ -	$ -	$ 6,038,904
Call Options Purchased	58,339,575	-	-	58,339,575
Put Options Purchased	6,787,095	-	-	6,787,095
Money Market Funds	809,167	-	-	809,167
Total	$ 71,974,741	$ -	$ -	$ 71,974,741

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Call Options Written	$ 25,401,235	$ -	$ -	$ 25,401,235
Put Options Written	3,297,680	-	-	3,297,680
Total	$ 28,698,915	$ -	$ -	$ 28,698,915

Refer to the Fund’s Schedules of Investments and Options Written for a listing of securities by industry. The Fund did not hold any level 3 assets during the fiscal year ended February 28, 2026.

3.) DERIVATIVES TRANSACTIONS
The Fund has adopted a derivative risk management program under Rule 18f-4 of the 1940 Act which governs the Fund’s use of derivative transactions. As part of the program, the Board has appointed a member of the Fund’s Adviser as the derivatives risk manager. As of February 28, 2026, portfolio securities valued at $6,038,218 were held in segregated accounts by the custodian as collateral for options written, as well as $9,282,737, which was held in deposit at the broker as collateral by the Fund.

The average monthly notional values of options contracts purchased and written by the Fund for the fiscal year ended February 28, 2026, were as follows:

Derivative Type			Average Notional Value
Call Options Purchased			$198,163,692
Put Options Purchased			$358,944,385
Call Options Written			($144,945,000)
Put Options Written			($443,295,115)

As of February 28, 2026, the location on the Statement of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location		Equity Contracts/Total
Call Options Purchased	Investments at Fair Value		$ 58,339,575
Put Options Purchased	Investments at Fair Value		6,787,095
Total Assets			$ 65,126,670

Liabilities	Location		Equity Contracts/Total
Call Options Written	Options Written at Fair Value		$ 25,401,235
Put Options Written	Options Written at Fair Value		3,297,680
Total Liabilities			$ 28,698,915

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund during the fiscal year ended February 28, 2026, are recorded in the following locations in the Statement of Operations:

Net Change in Unrealized
Appreciation (Depreciation) on:	Location		Equity Contracts/Total
Call Options Purchased	Options Purchased		$ 6,052,749
Put Options Purchased	Options Purchased		(1,820,844)
Total Options Purchased	Options Purchased		$ 4,231,905

Call Options Written	Options Written		$ (3,858,253)
Put Options Written	Options Written		418,964
Total Options Written	Options Written		$ (3,439,289)

Net Realized Gain (Loss) on:	Location		Equity Contracts/Total
Call Options Purchased	Options Purchased		$ 13,969,496
Put Options Purchased	Options Purchased		(8,638,263)
Total Options Purchased	Options Purchased		$ 5,331,233

Call Options Written	Options Written		$ (5,377,628)
Put Options Written	Options Written		3,232,659
Total Options Written	Options Written		$ (2,144,969)

All open derivative positions at February 28, 2026, are reflected on the Fund's Schedule of Investments and Schedule of Options Written.

4.) ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser receives a monthly management fee equal to an annual rate of 1.00% of the Fund’s net assets. For the fiscal year ended February 28, 2026, the Adviser earned $521,035 of advisory fees. At February 28, 2026, $40,627 was due to the Adviser.

Premier Fund Solutions, Inc. (“PFS” or “Administrator”) serves as the Administrator for all the Funds in the Trust, pursuant to a written agreement with the Trust. PFS provides day-to-day administrative services to the Funds. For PFS’s services to the Funds, each Fund of the Trust pays PFS an annualized asset-based fee of 0.07% of average daily net assets up to $200 million, with lower fees at higher asset levels; subject to a minimum monthly fee of $2,800 per Fund, plus reimbursement of out of pocket expenses. For its services to the Fund, during the fiscal year ended February 28, 2026, amounts earned by PFS were $36,639. At February 28, 2026, $2,805 was due to the Administrator.

An officer of the Fund is also an employee of the Administrator.

5.) INVESTMENT TRANSACTIONS
For the fiscal year ended February 28, 2026, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were $10,843,696 and $14,292,124, respectively.

6.) TAX MATTERS
For federal income tax purposes, at February 28, 2026, the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) including written options were as follows:

Cost of Investments		$ 71,651,007

Gross Unrealized Appreciation		$ 323,734
Gross Unrealized Depreciation		(245,000)
Net Unrealized Appreciation (Depreciation) on Investments		$ 78,734

The difference between book basis and tax basis unrealized appreciation (depreciation), including written options, is primarily attributable to the tax treatment of derivatives.

The Fund’s tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at February 28, 2026 the Fund’s most recent fiscal year end, was as follows:

Undistributed Ordinary Income	$ 1,396,142
Other Losses	(1,432,945)
Unrealized Appreciation	78,734
	$ 41,931

As of February 28, 2026, other losses include $285,486 of losses on straddles from options and $1,147,459 of available post-October losses. Under current tax law, post-October capital losses incurred after October 31 of a fund’s fiscal year end may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of February 28, 2026, the Fund recorded reclassifications to increase Paid In Capital and decrease Distributable Earnings by $537,502, which was primarily related to the use of equalization for tax purposes.

During the fiscal year ended February 28, 2025, the Fund distributed $1,845,448 of ordinary income and $4,718,762 of long term capital gains.

During the fiscal year ended February 28, 2026, the Fund distributed $2,779,032 of ordinary income and $3,457,089 of long term capital gains.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At February 28, 2026, Charles Schwab & Co., Inc., held for the benefit of its customers, in aggregate, 100% of Fund shares. The Trust does not know whether any underlying accounts of Charles Schwab & Co., Inc., owned or controlled 25% or more of the voting securities of the Fund.

8.) COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

9.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no other subsequent events requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of IPS Strategic Capital Absolute Return Fund and
Board of Trustees of WP Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of IPS Strategic Capital Absolute Return Fund (the “Fund”), a series of WP Trust, as of February 28, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2026, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2016.

/s/ Cohen & Company, Ltd.
COHEN & COMPANY, LTD.
Cleveland, Ohio
April 24, 2026

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At a meeting held on January 23, 2026, the Board of Trustees (the “Board” or “Trustees”) considered the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and IPS Strategic Capital, Inc. (the “Adviser” or “IPS Capital”) in regard to the IPS Strategic Capital Absolute Return Fund (the “IPS Fund”).

The Board reviewed the memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties, and responsibilities of the Board in reviewing and approving the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the IPS Fund, and IPS (the “Adviser,” solely for the purposes of this portion of the minutes of the Meeting). A copy of this memorandum was included in the Board Materials. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the IPS Fund; (iii) the costs of the services provided and profits to be realized by the Adviser from its relationship with the IPS Fund; (iv) the extent to which economies of scale would be realized if the IPS Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the IPS Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest and other benefits derived by the Adviser.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the IPS Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of IPS Fund from the Adviser; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Adviser regarding its investment philosophy, investment strategy, personnel and operations; (v) compliance reports concerning the IPS Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the IPS Fund, information on investment advice, performance, summaries of the IPS Fund’s expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the IPS Fund; and (iii) benefits to be realized by the Adviser from its relationship with the IPS Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

(1) The nature, extent and quality of the services provided by the Adviser.

In this regard, the Board considered the responsibilities the Adviser has under the Advisory Agreement with respect to IPS Fund. The Board reviewed the services provided by the Adviser to the IPS Fund including, without limitation: the Adviser’s processes for formulating investment recommendations, market monitoring and risk management and assuring compliance with the IPS Fund’s investment objectives and limitations, and the efforts to promote the IPS Fund, grow assets and assist in the distribution of the IPS Fund’s shares. The Board considered: the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; and the Adviser’s compliance program, policies, and procedures. After reviewing the foregoing and other information from the Adviser, the Board concluded that the nature, extent and quality of the services provided by the Adviser was satisfactory and adequate for the IPS Fund.

(2) Investment Performance of the IPS Fund and the Adviser.

In considering the investment performance of the IPS Fund and the Adviser, the Trustees compared the performance of the IPS Fund with the performance of comparable funds with similar objectives managed by other investment advisers. The Trustees also considered the consistency of the Adviser’s management of the IPS Fund with its investment objective and policies and the Adviser’s ongoing commitment to the IPS Fund’s overall investment process. The Board noted that the IPS Fund, in comparison with its Morningstar U.S. Fund Equity Hedged Category (the “Category”), had outperformed the Category average for the 3-year and 5-year periods ended November 30, 2025. They also compared the IPS Fund’s performance to a subset of the Category which included funds in the Category with assets ranging from $20 million to $110 million (the “Subset Category”). The Board noted that the IPS Fund had performed in line with the Subset Category for the 1-year period ended November 30, 2025 and outperformed the Subset Category average for the 3- and 5-year periods ended November 30, 2025. The Board also considered the range of performance within the Category and Subset Category.

The Board also considered the IPS Fund’s performance relative to a peer group of three funds selected by the Adviser (the “Peer Group”) that the Adviser believes have more similar investment strategies as the Fund, noting that the IPS Fund’s performance outperformed the three funds in the Peer Group for the 3-year period and was within the range of performance for the 1-year and 5-year periods ended November 30, 2025. The Board considered the Adviser’s periodic explanations of performance, including those that occurred at this Meeting. The Trustees considered the differences in the investment strategies of the separate accounts managed by the Adviser compared to the IPS Fund, noting that the Adviser manages one separate account strategy that is substantially similar to the IPS Fund’s investment objective, the IPS Custom Structured Notes. The Board noted that the IPS Fund outperformed compared to the separate accounts managed in this strategy during the last year. Based on the foregoing, the Board concluded that the investment performance of the IPS Fund was satisfactory.

(3) The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the IPS Fund.

In considering the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the IPS Fund, the Trustees considered: the Adviser’s staffing, personnel, and methods of operating; the financial condition of the; the current asset level of the IPS Fund; and the Adviser’s direct and indirect expenses, including software related expenses of the IPS Fund. The Trustees considered the financial circumstances of the Adviser and discussed the financial stability of the firm. The Trustees considered the fees and expenses of the IPS Fund (including the management fee) relative to its Category median and average. The Trustees noted that the IPS Fund’s management fee of 1.00% was higher than the Category’s median and average management fees of 0.89% and 0.94%, respectively. They also discussed how the IPS Fund’s management fee compared to the Subset Category and Peer Group, noting that the Fund’s management fee was within the range of management fees charged by the funds within these two comparative groups. The Trustees compared the IPS Fund’s overall expense ratio to its Category and Subset Category’s median and average expense ratios, noting that the Fund’s expense ratio was higher than both comparative ratios for the respective Categories, but within the range of the Categories. They also noted that the IPS Fund’s expense ratio was higher than the expense ratio for each fund within the Peer Group. Further, the Trustees observed that every strategy, except one with a very large portfolio size, managed by the Adviser is charged an annual 1.00% management fee. The Trustees noted that the one account with a very large portfolio size is charged an annual 0.75% management fee. The Board discussed the complexity of the IPS Fund’s strategy, which is actively managed and requires daily monitoring by the Adviser. The Board also discussed the software expenses being incurred by the IPS Fund and the impact these expenses have on the Adviser and the Fund. The Board discussed the Adviser’s high level of service provided to shareholders and its overall performance record relative to its stated investment strategy. The Board considered the Adviser’s profitability as it relates to its services to the IPS Fund, concluding that, in consideration of the above the factors, the Adviser’s profitability was reasonable. The Board further concluded that the fee to be paid to the Adviser by the IPS Fund was fair and reasonable.

(4) The extent to which economies of scale would be realized as the IPS Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the IPS Fund’s investors.

In this regard, the Board considered the IPS Fund’s fee arrangements with the Adviser. The Trustees noted that the IPS Fund would benefit from economies of scale under its agreements with some of its service providers other than the Adviser as fees that were in place with those other service providers include breakpoints which if achieved will benefit shareholders. The Trustees considered that if the IPS Fund continues to grow assets the Adviser will consider adding breakpoints to its fee structure with the Fund. Following further discussion of the IPS Fund’s expected asset levels, expectations for growth and levels of fees, the Board determined that the IPS Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable.

(5) Possible conflicts of interest and benefits derived by the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the IPS Fund; the fact that the Adviser does not utilize soft dollars; the manner of placement of investments in the IPS Fund and separate accounts managed by the Adviser; and the substance and administration of the Adviser’s code of ethics. Based on the foregoing, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. The Trustees noted that there were no benefits identified by the Adviser to the Board, other than the receipt of advisory fees under the Advisory Agreement and the possible recognition for managing a public mutual fund by such groups as Morningstar, in managing the assets of the IPS Fund.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement with respect to the IPS Fund was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and the Board of Trustees renewed the Advisory Agreement with respect to the IPS Fund.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WP Trust

By: /s/ Charles S. Stoll
Charles S. Stoll
President

Date: 5/5/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Charles S. Stoll
Charles S. Stoll
President (Principal Executive Officer)

Date: 5/5/2026

By: /s/ James Craft
James Craft
Treasurer and Chief Financial Officer

Date: 5/5/2026